Dreyfus
Money Market
Instruments, Inc.

SEMIANNUAL REPORT
June 30, 2001

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            14   Financial Highlights

                            16   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                           Dreyfus Money Market
                                                              Instruments, Inc.

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Money Market Instruments, Inc., covering the six-month period from January 1, 2001 through June 30, 2001. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Thomas S. Riordan.

While the first half of 2001 was difficult for the U.S. economy, we have recently seen signs that economic improvement may be in sight. The Federal Reserve Board' s aggressive easing of monetary policy produced a 2.75 percentage-point drop in short-term interest rates during the reporting period, a move designed to help revive the economy by reducing borrowing costs for corporations and consumers. Approval of the $1.3 trillion federal tax cut should further stimulate economic growth, as should reduced inventories of products on manufacturers' shelves. Based on these and other factors, we believe that the current borderline recession may give way to renewed economic growth later this year.

Of course, our economic perspective may change as new information becomes available. We encourage you to contact your financial advisor for information about ways to refine your investment strategies in the current environment. For additional market perspectives, point your web browser to www.dreyfus.com and go to the Market Commentary section.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
July 16, 2001




DISCUSSION OF FUND PERFORMANCE

Thomas S. Riordan, Portfolio Manager

How did Dreyfus Money Market Instruments, Inc. perform during the period?

For the six-month period ended June 30, 2001, the fund's Money Market Series produced an annualized yield of 4.67%, and its Government Securities Series produced an annualized yield of 4.38% . Taking into account the effects of compounding, the fund produced annualized effective yields of 4.77% and 4.47% for its Money Market Series and Government Securities Series, respectively.(1)

What is the fund's investment approach?

The fund seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. To pursue this goal:

*The fund' s Money Market Series invests in a diversified portfolio of high quality, short-term debt securities. These include securities issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities, certificates of deposit, short-term securities issued by domestic or foreign banks, repurchase agreements, asset-backed securities, domestic and dollar-denominated foreign commercial paper and other short-term corporate obligations, including those with floating or variable rates of interest and dollar-denominated obligations issued or guaranteed by foreign governments. Normally the Money Market Series invests at least 25% of its total assets in domestic or dollar-denominated foreign bank obligations.

*The fund's Government Securities Series invests only in short-term securities issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities and repurchase agreements with respect to these securities.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

The fund continued to be primarily influenced by slowing economic growth and falling interest rates during the reporting period. The U.S. economy was already showing signs of slowing when the reporting period began in January 2001, with Gross Domestic Product ("GDP") for the fourth quarter of 2000 declining to an anemic 1.0% growth rate. The Federal Reserve Board (the "Fed") responded quickly to this lackluster growth by reducing interest rates by 0.50 percentage points on January 3, 2001, between meetings of its policymaking arm, the Federal Open Market Committee (the "FOMC"). The Fed was apparently reacting to weak retail sales, higher energy prices, diminishing consumer confidence and softening manufacturing activity, which were threatening to push the economy into recession. During the last week of January, the Fed cut interest rates by another 0.50 percentage points.

In February, better than expected employment data also did little to reassure investors, who widely expected the Fed to reduce interest rates again at the FOMC meeting in March. Indeed, the Fed cut rates by another 0.50 percentage points at the March meeting. Despite these aggressive moves, GDP growth was little changed during the first quarter of 2001, growing at an annualized rate of 1.1%.

The Fed's aggressive campaign to avoid recession continued throughout the second quarter of 2001, with a 0.50 percentage-point interest-rate reduction in April, between regularly scheduled FOMC meetings, and again in May. The most recent rate cut of the reporting period occurred at the scheduled FOMC meeting in June, when the Fed reduced short-term interest rates by 0.25 percentage points, citing lower profitability, reduced business capital spending, weak expansion of consumption and slower overseas growth as key factors behind its decision.

So far in 2001, the Fed has reduced interest rates a total of 2.75 percentage points. Of course, money market yields have declined commensurately. Throughout the reporting period, we consistently maintained a long-weighted average maturity for the fund. This position was designed to maintain then current yields for a longer time in a declining interest-rate environment.


What is the fund's current strategy?

The economy has shown some signs of stabilizing. Recent economic data -- including a higher level of manufacturing activity, continued consumer spending, rising consumer confidence and low inflation -- may be pointing toward a more optimistic economic outlook for the second half of 2001.

In our current view, the evidence to date suggests that the Fed will likely continue its efforts to return the economy to more solid footing. By maintaining a long-weighted average maturity, we believe the fund is well positioned for such a scenario. Of course we continue to monitor any events that may affect the short-term markets and will respond if and as we deem appropriate.

July 16, 2001

(1) ANNUALIZED EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                             The Fund

STATEMENT OF INVESTMENTS

MONEY MARKET SERIES

June 30, 2001 (Unaudited)



                                                                                               Principal
NEGOTIABLE BANK CERTIFICATES OF DEPOSIT--21.9%                                                Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Bayerische Landesbank Girozentrale

   3.91%, 8/7/2001                                                                            6,000,000  (a)           5,999,822

Citibank N.A.

   5.39%, 7/9/2001                                                                            5,000,000                5,000,000

Comerica Bank

   5.41%, 1/22/2002                                                                           5,000,000                4,999,730

Commerzbank (Yankee)

   5.18%, 2/19/2002                                                                           5,000,000                4,999,385

Deutsche Bank AG (London)

   3.88%, 7/12/2002                                                                           4,000,000                4,006,913

Halifax PLC (London)

   4.52%, 10/4/2001                                                                           5,000,000                5,000,000

Key Bank N.A.

   3.82%, 3/19/2002                                                                           3,000,000  (a)           2,999,368

National City Bank

   3.79%, 3/19/2002                                                                           5,000,000  (a)           4,998,946

Union Bank of California, N.A.

   5.08%, 8/24/2001                                                                           5,000,000                5,000,000

TOTAL NEGOTIABLE BANK CERTIFICATES OF DEPOSIT

   (cost $43,004,164)                                                                                                 43,004,164
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER--49.4%
------------------------------------------------------------------------------------------------------------------------------------

BCI Funding Corp.

   4.80%, 9/12/2001                                                                           9,000,000                8,914,408

Corporate Asset Funding Co., Inc.

   4.71%, 7/10/2001                                                                           9,000,000                8,989,538

Danske Corp. Inc.

   4.82%, 8/23/2001                                                                           5,704,000                5,664,448

Ford Motor Credit Co.

   4.44%, 7/9/2001                                                                           10,000,000                9,990,222

General Electric Capital Corp.

   4.20%, 7/5/2001                                                                            8,000,000                7,996,293

General Electric Capital Services Inc.

   3.89%, 7/30/2001                                                                           8,000,000                7,975,060

HSBC Bank USA

   3.86%, 8/14/2001                                                                           8,000,000                7,962,551

Internationale Nederlanden (U.S.) Funding Co.

   3.91%, 11/9/2001                                                                           9,000,000                8,874,404

Lehman Brothers Holdings Inc.

   4.71%, 9/28/2001                                                                           5,000,000                4,943,139

San Paolo IMI U.S. Financial Co.

   4.80% - 6.25%, 9/7/2001 - 9/13/2001                                                        9,000,000                8,903,418



                                                                                               Principal
COMMERCIAL PAPER (CONTINUED)                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Santander Central Hispano Finance (DE) Inc.

   4.56%, 10/19/2001                                                                          9,000,000                8,877,350

Toronto-Dominion Holdings USA Inc.

   3.60%, 10/29/2001                                                                          5,000,000                4,940,667

UBS Finance Delaware LLC

   4.14%, 7/2/2001                                                                            3,000,000                2,999,655

TOTAL COMMERCIAL PAPER

   (cost $97,031,153)                                                                                                 97,031,153
------------------------------------------------------------------------------------------------------------------------------------

CORPORATE NOTES--14.2%
------------------------------------------------------------------------------------------------------------------------------------

Bear Stearns Cos. Inc.

   3.85%, 7/23/2001                                                                           5,000,000  (a)           5,000,264

Beta Finance Inc.

   4.16%, 6/17/2002                                                                           3,000,000                3,000,000

Beta Finance Inc

   3.85%, 5/24/2002                                                                           5,000,000  (a)           5,000,000

CC (USA) Inc.

   3.85%, 6/3/2002                                                                            5,000,000  (a)           5,000,000

Merrill Lynch & Co. Inc.

   4.27%, 5/2/2002                                                                            5,000,000                5,000,000

Wells Fargo Financial Inc.

   3.88%, 10/12/2001                                                                          5,000,000  (a)           4,999,520

TOTAL CORPORATE NOTES

   (cost $27,999,784)                                                                                                 27,999,784
------------------------------------------------------------------------------------------------------------------------------------

PROMISSORY NOTES--4.1%
------------------------------------------------------------------------------------------------------------------------------------

Goldman Sachs Group Inc.

  4.55%-5.04%, 8/24/2001-12/18/2001

   (cost $8,000,000)                                                                          8,000,000  (b)           8,000,000
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM BANK NOTES--8.6%
------------------------------------------------------------------------------------------------------------------------------------

Bank of America N.A.

   6.00%, 7/2/2001                                                                            7,000,000                7,000,000

Bank One N.A.

   5.20%, 1/30/2002                                                                           5,000,000                5,000,000

Key Bank N.A.

   3.91%, 8/1/2001                                                                            5,000,000  (a)           5,000,000

TOTAL SHORT-TERM BANK NOTES

   (cost $17,000,000)                                                                                                 17,000,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
TIME DEPOSITS--1.7%                                                                           Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

State Street Bank & Trust Co. (Grand Cayman)

  3.87%, 7/2/2001

   (cost $3,300,000)                                                                          3,300,000                3,300,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $196,335,101)                                                             99.9%              196,335,101

CASH AND RECEIVABLES (NET)                                                                          .1%                  154,517

NET ASSETS                                                                                       100.0%              196,489,618

(A)  VARIABLE INTEREST RATE - SUBJECT TO PERIODIC CHANGE.

(B)  THESE NOTES WERE ACQUIRED FOR INVESTMENT, AND NOT WITH THE INTENT TO
     DISTRIBUTE OR SELL. SECURITIES RESTRICTED AS TO PUBLIC RESALE. THESE
     SECURITIES WERE ACQUIRED FROM 2/27/01 TO 3/23/01 AT A COST PAR VALUE. AT
     JUNE 30, 2001, THE AGGREGATE VALUE OF THESE SECURITIES WAS $8,000,000
     REPRESENTING 4.1% OF NET ASSETS AND ARE VALUED AT AMORTIZED COST.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF INVESTMENTS

GOVERNMENT SECURITIES SERIES

June 30, 2001 (Unaudited)

                                                                        Annualized
                                                                          Yield on
                                                                           Date of                Principal
U.S. TREASURY BILLS--6.5%                                              Purchase (%)              Amount ($)            Value ($)
------------------------------------------------------------------------------------------------------------------------------------

7/5/2001

   (cost $19,993,444)                                                          2.95              20,000,000           19,993,444
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY NOTES--47.4%
------------------------------------------------------------------------------------------------------------------------------------

5.5% 7/31/2001                                                                 4.46              25,000,000           25,020,045

5.625%,9/30/2001                                                               5.83              40,000,000           39,965,152

5.875%, 11/30/2001                                                             5.34              30,000,000           30,049,538

6.5%, 2/28/2002                                                                4.09              35,000,000           35,493,679

6.375%, 6/30/2002                                                              3.58              15,000,000           15,389,185

TOTAL U.S. TREASURY NOTES

   (cost $145,917,599)                                                                                               145,917,599
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS--45.9%
------------------------------------------------------------------------------------------------------------------------------------

ABN Amro North America Finance Inc.

  dated 6/29/2001, due 7/2/2001
  in the amount of $35,011,375

   (fully collateralized by $36,321,000
   U.S. Treasury Bills, due 12/20/2001,
   value $35,699,911)                                                          3.90              35,000,000           35,000,000

Barclays Capital, Inc.

  dated 6/29/2001, due 7/2/2001
  in the amount of $3,308,937

   (fully collateralized by $3,235,000
   U.S. Treasury Notes, 6.50%,
   due 2/28/2002, value $3,357,607)                                            3.40               3,308,000            3,308,000

CIB World Markets Inc.

  dated 6/29/2001, due 7/2/2001
  in the amount of $23,007,475

   (fully collateralized by $7,003,000
   U.S. Treasury Bills due 11/29/2001 and
   $15,861,000 U.S. Treasury Notes 6.625%
   due 4/30/2002, value $23,288,012)                                           3.90              23,000,000           23,000,000

First Boston Corp.

  dated 6/29/2001, due 7/2/2001
  in the amount of $35,011,433

   (fully collateralized by $35,839,000
   U.S. Treasury Bills, due 8/19/2001,
   value $35,699,228)                                                          3.92               35,000,000          35,000,000

                                                                                                     The Fund


STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                         Annualized
                                                                           Yield on
                                                                            Date of               Principal
REPURCHASE AGREEMENTS (CONTINUED)                                      Purchase (%)              Amount ($)            Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Morgan Stanley Dean Witter & Co.

  dated 6/29/2001, due 7/2/2001
   in the amount of $35,011,375

   (fully collateralized by $36,025,000
   U.S. Treasury Bills, due 9/27/2001,
   value $35,700,775)                                                          3.90              35,000,000           35,000,000

UBS Finance Delaware LLC

  dated 6/29/2001, due 7/2/2001
  in the amount of $10,003,292

  (fully collateralized by $10,387,000

   U.S. Treasury Bills, due 12/27/2001,
   value $10,200,034)                                                          3.95              10,000,000           10,000,000

TOTAL REPURCHASE AGREEMENTS

   (cost $141,308,000)                                                                                               141,308,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $307,219,043)                                                             99.8%              307,219,043

CASH AND RECEIVABLES (NET)                                                                          .2%                  647,976

NET ASSETS                                                                                       100.0%              307,867,019

SEE NOTES TO FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

June 30, 2001 (Unaudited)

                                                                                                      Money             Government
                                                                                                     Market             Securities
                                                                                                     Series                 Series
------------------------------------------------------------------------------------------------------------------------------------

ASSETS ($):

Investments in securities, See Statement of Investments

   (including repurchase agreements of $141,308,000
   for the Government Securities Series)--Note 2(b)                                              196,335,101           307,219,043

Interest receivable                                                                                1,166,668             2,560,192

Prepaid expenses                                                                                      28,383                24,023

                                                                                                 197,530,152           309,803,258
------------------------------------------------------------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                                                        165,947               325,030

Cash overdraft due to Custodian                                                                      826,233             1,523,427

Accrued expenses                                                                                      48,354                87,782

                                                                                                   1,040,534             1,936,239
------------------------------------------------------------------------------------------------------------------------------------

NET ASSETS ($)                                                                                   196,489,618           307,867,019
------------------------------------------------------------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                                                  196,526,078           307,869,837

Accumulated net realized gain (loss) on investments                                                  (36,460)              (2,818)
------------------------------------------------------------------------------------------------------------------------------------

NET ASSETS ($)                                                                                   196,489,618           307,867,019

NET ASSET VALUE PER SHARE

                                                            Money   Government
                                                           Market   Securities
                                                           Series       Series
--------------------------------------------------------------------------------

Net Assets ($)                                        196,489,618  307,867,019

Shares Outstanding                                    196,509,578  307,869,837
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                1.00         1.00

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund



STATEMENT OF OPERATIONS

Six Months Ended June 30, 2001 (Unaudited)

                                                            Money   Government
                                                           Market   Securities
                                                           Series       Series
--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                         4,903,728    7,988,788

EXPENSES--NOTE 2:

Management fee-Note 3(a)                                  457,645      784,524

Shareholder servicing costs-Note 3(b)                     139,276      241,009

Custodian fees                                             26,634       27,061

Registration fees                                          16,601       12,870

Professional fees                                          13,531       13,718

Prospectus and shareholders' reports                        8,262       17,225

Directors' fees and expenses-Note 3(c)                      7,056       12,315

Miscellaneous                                                  --        1,103

TOTAL EXPENSES                                            669,005    1,109,825

INVESTMENT INCOME--NET                                  4,234,723    6,878,963
--------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 2(B) ($):     3,661       81,562

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS    4,238,384    6,960,525

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS



                                          Money Market Series                                 Government Securities Series
                                 ------------------------------------------           -------------------------------------------
                                  Six Months Ended                                    Six Months Ended
                                  Six Months Ended                                    Six Months Ended
                                  Six Months Ended                                    Six Months Ended
------------------------------------------------------------------------------------------------------------------------------------

OPERATIONS ($):

Investment                              4,234,723            7,256,734                       6,878,963                17,623,245
Income-net

Net realized gain                           3,661               (9,973)                         81,562                     3,064
(loss) on investments

NET INCREASE (DECREASE)
   IN NET ASSETS

   RESULTING FROM                       4,238,384            7,246,761                        6,960,525                17,626,309
   Operations
------------------------------------------------------------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT
   INCOME--NET                          (4,234,723)          (7,256,734)                   (6,878,963)               (17,623,245)
------------------------------------------------------------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($1.00 per share):

Net proceeds from
Shares sold                            118,061,986          517,564,932                    112,697,850               907,918,894


Dividends reinvested                     1,269,331            3,171,788                      3,568,297                 9,500,259

Cost of shares
   redeemed                            (82,602,819)        (461,175,257)                 (125,314,571)              (963,536,963)

INCREASE (DECREASE)
   IN NET ASSETS FROM

   CAPITAL STOCK
   TRANSACTIONS                         36,728,498           59,561,463                    (9,048,424)               (46,117,810)

TOTAL INCREASE
   (DECREASE)

   IN NET ASSETS                        36,732,159           59,551,490                    (8,966,862)               (46,114,746)
------------------------------------------------------------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                    159,757,459          100,205,969                   316,833,881                362,948,627

END OF PERIOD                          196,489,618          159,757,459                   307,867,019                316,833,881

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS Money Market Series

The following tables describe the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                          Six Months Ended
                                            June 30, 2001                                    Year Ended December 31,
                                                                    ----------------------------------------------------------------
                                                (Unaudited)         2000          1999          1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,

   beginning of period                                1.00          1.00          1.00           1.00          1.00          1.00

Investment Operations:

Investment income--net                                 .023         .056          .044           .047          .047          .046

Distributions:

Dividends from investment
   income-net                                         (.023)       (.056)        (.044)         (.047)        (.047)        (.046)

Net asset value, end of period                        1.00         1.00          1.00           1.00          1.00          1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                      4.72(a)      5.75          4.45           4.76          4.76          4.73
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                  .73(a)       .92           .94            .94          1.00           .93

Ratio of net investment income

   to average net assets                              4.63(a)      5.62          4.35           4.66          4.66          4.63

Decrease reflected in above
   expense ratios due to under-
   takings by The Dreyfus Corporation                   --           --            --             --           .01            --
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     196,490      159,757        100,206       110,635        118,767       129,344

(A) ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS Government Securities Series

                                          Six Months Ended
                                             June 30, 2001                                    Year Ended December 31,
                                                                    ----------------------------------------------------------------
                                                (Unaudited)         2000          1999          1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,

   beginning of period                                1.00          1.00          1.00           1.00          1.00          1.00

Investment Operations:

Investment income--net                                 .022          .053          .042           .047          .046          .045

Distributions:

Dividends from investment
   income-net                                         (.022)        (.053)        (.042)         (.047)        (.046)        (.045)

Net asset value, end of period                        1.00          1.00          1.00           1.00          1.00          1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                      4.42(a)       5.48          4.31           4.83          4.72          4.60
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                  .71(a)        .79           .75            .69           .87           .90

Ratio of net investment income

   to average net assets                              4.38(a)       5.30          4.24           4.71          4.62          4.50
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     307,867       316,834       362,949        427,659       380,992       441,769

(A) ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--General:

Dreyfus Money Market Instruments, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company and operates as a series company issuing two classes of Common Stock: the Money Market Series and the Government Securities Series. The fund accounts separately for the assets, liabilities and operations of each series. The fund' s investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary
of    Mellon    Financial    Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge. The fund is authorized to issue 5 billion shares of $.001 par value Common Stock for the Money Market Series and 10 billion shares of $.001 par value Common Stock for the Government Securities Series.

It is the fund's policy to maintain a continuous net asset value per share of $1.00 for each series; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00 for each series.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

NOTE 2--Significant Accounting Policies:

(a) Portfolio valuation: Investments in securities are valued at amortized cost, which has been determined by the fund's Board of Directors to represent the fair value of the fund's investments.


(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the Money Market Series received net earnings credits of $825 during the period ended June 30, 2001 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income. Under the terms of the custody agreement, the Government Securities Series receives net earnings credits based on available cash balances left on deposit.

The fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Manager, subject to the seller's agreement to repurchase and the fund' s agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

(c) Expenses: Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to both series are allocated between them on a pro rata basis.

(d) Dividends to shareholders: It is the policy of the fund, with respect to both series, to declare dividends from investment income-net on each business day; such dividends are paid monthly. Dividends from net realized capital gain, with respect to both series, are normally declared and paid annually, but each series may make distributions on The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). However, to the extent that a net realized capital gain of either series can be reduced by a capital loss carryover of that series, such gain will not be distributed.

(e) Federal income taxes: It is the policy of each series to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The Money Market Series has an unused capital loss carryover of approximately $40,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2000. If not applied, $18,000 of the carryover expires in fiscal 2004, $4,000 expires in fiscal 2005, $7,000 expires in fiscal 2006, $1,000 expires in fiscal 2007 and $10,000 expires in fiscal 2008.

The Government Securities Series has an unused capital loss carryover of approximately $84,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2000. If not applied, the carryover expires in fiscal 2007.

At June 30, 2001, the cost of investments of each series for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statements of Investments).

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee for each series is computed at the annual rate of .50 of 1% of the value of the average daily net assets of each series and is payable monthly


(b) Under the Shareholder Services Plan, each series reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of each series' average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended June 30, 2001, the Money Market Series and the Government Securities Series were charged $8,685 and $85,939, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended June 30, 2001, the Money Market Series and the Government Securities Series, were charged $104,843 and $127,046, respectively, pursuant to the transfer agency agreement.

(c) Each Board member also serves a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $40,000 and an attendance fee of $6,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board Members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

                                                             The Fund

NOTES

                      For More Information

                        Dreyfus
                        Money Market
                        Instruments, Inc.
                        200 Park Avenue
                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                      Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166



To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL Send your request
to info@dreyfus.com

ON THE INTERNET Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2001 Dreyfus Service Corporation                             008-060SA0601